                                                                    EXHIBIT 99.1

      CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

  Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C.ss.1350)

Pursuant to Section 906 of the  Sarbanes-Oxley  Act of 2002 (18  U.S.C.ss.1350),
the  undersigned,  David  Allen,  Chief  Executive  Officer and Chief  Financial
Officer of The Millbrook  Press Inc., a Delaware  corporation  (the  "Company"), does hereby certify, to his knowledge, that:

The Quarterly Report on Form 10-QSB for the three months ended April 30, 2003 of the Company (the "Report") fully complies with the requirements of Section 13(a)
or 15(d) of the Securities  Exchange Act of 1934, and the information  contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  June 23, 2003               /s/ David Allen
                                   ---------------------------
                                   David Allen
                                   Chief Executive Officer and
                                   Chief Financial Officer